Revenue	3 Months Ended	12 Months Ended
	Jun. 30, 2023	Mar. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue
3. Revenue
Based on ASC 606 provisions, the Company disaggregates its revenue from contracts with customers by those sales recorded over time and sales recorded at a point in time. The following table presents Nextracker’s revenue disaggregated based on timing of transfer-point in time and over time for the three-month periods ended June 30, 2023 and July 1, 2022:

	Three-month periods ended
(In thousands)	June 30, 2023	July 1, 2022

Timing of Transfer
Point in time	$5,641	$23,251
Over time	473,902	379,979

Total revenue	$479,543	$403,230

Contract balances
The timing of revenue recognition, billings and cash collections results in contract assets and contract liabilities (deferred revenue) on the condensed consolidated balance sheets. Nextracker’s contract amounts are billed as work progresses in accordance with agreed-upon contractual terms, which generally coincide with the shipment of one or more phases of the project. When billing occurs subsequent to revenue recognition, a contract asset results. Contract assets of $320.1 million and $298.0 million as of June 30, 2023 and March 31, 2023, respectively, are presented in the condensed consolidated balance sheets, of which $122.7 million and $116.3 million, respectively, will be invoiced at the end of the projects as they represent funds withheld until the products are installed by a third party, arranged by the customer, and the project is declared operational. The remaining unbilled receivables will be invoiced throughout the project based on a set billing schedule such as milestones reached or completed tracker rows delivered. Contract assets increased $22.1 million from March 31, 2023 to June 30, 2023 due to fluctuations in the timing and volume of billings for the Company’s revenue recognized over time.
During the three-month periods ended June 30, 2023 and July 1, 2022, Nextracker converted $71.4 million and $56.3 million of deferred revenue to revenue, respectively, which represented 34% and 52%, respectively, of the beginning period balance of deferred revenue.
Remaining performance obligations
As of June 30, 2023, Nextracker had $286.6 million of the transaction price allocated to the remaining performance obligations. The Company expects to recognize revenue on approximately 88% of these performance obligations in the next 12 months. The remaining long-term unperformed obligations primarily relate to extended warranty and deposits collected in advance on certain tracker projects.

4. Revenue
Based on Topic 606 provisions, the Company disaggregates its revenue from contracts with customers by those sales recorded over time and sales recorded at a point in time. The following table presents Nextracker’s revenue disaggregated based on timing of transfer—point in time and over time for the fiscal years ended March 31, 2023, 2022 and 2021:

	Fiscal year ended March 31,
(In thousands)	2023	2022	2021

Timing of Transfer
Point in time	$50,516	$127,924	$66,397
Over time	1,851,621	1,329,668	1,129,220

Total revenue	$1,902,137	$1,457,592	$1,195,617